UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ____________________________


                                    FORM 8-K



                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 23, 2004
                                 (July 23, 2004)




                      MIDLAND CAPITAL HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its Charter)




         Delaware                      1-14343                 36-4238089
(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
       of incorporation)                                    Identification No.)



                8929 S. Harlem Avenue, Bridgeview, Illinois 60455
                 (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (708) 598-9400




                                       N/A
          (Former Name or Former Address, if changed since last report)

Item 7. Financial Statements and Exhibits

      (c) Exhibits


          99.1 Press Release dated July 23, 2004


Item 12. Disclosure of Results of Operations and Financial Condition

     On July 23, 2004, Midland Capital Holdings Corporation issued a press release announcing its fourth quarter earnings and declaring an increase in its regular cash dividend. A copy of the press release is filed herewith as Exhibit
99.1 and incorporated herein by reference.

     The information contained in this Item 12 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                            MIDLAND CAPITAL HOLDINGS CORPORATION
                            ------------------------------------
                            Registrant



DATE:  July 23, 2004       BY: /s/ Paul Zogas
                                ----------------------------------
                                Paul Zogas
                                President, Chief Executive Officer
                                and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated July 23, 2004